Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	3Q'16 vs. 3Q'15		Sep 30, 2016	Sep 30, 2015	YTD'16 vs. YTD'15
EARNINGS
Net interest income	$3,481	$3,212	$3,209	$3,208	$3,103	$378	12.2%	$9,902	$8,885	$1,017	11.4%
Retailer share arrangements	(757)	(664)	(670)	(734)	(723)	(34)	4.7%	(2,091)	(2,004)	(87)	4.3%
Net interest income, after retailer share arrangements	2,724	2,548	2,539	2,474	2,380	344	14.5%	7,811	6,881	930	13.5%
Provision for loan losses	986	1,021	903	823	702	284	40.5%	2,910	2,129	781	36.7%
Net interest income, after retailer share arrangements and provision for loan losses	1,738	1,527	1,636	1,651	1,678	60	3.6%	4,901	4,752	149	3.1%
Other income	84	83	92	87	84	—	—%	259	305	(46)	(15.1)%
Other expense	859	839	800	870	843	16	1.9%	2,498	2,394	104	4.3%
Earnings before provision for income taxes	963	771	928	868	919	44	4.8%	2,662	2,663	(1)	0.0%
Provision for income taxes	359	282	346	321	345	14	4.1%	987	996	(9)	(0.9)%
Net earnings	$604	$489	$582	$547	$574	$30	5.2%	$1,675	$1,667	$8	0.5%
Net earnings attributable to common stockholders	$604	$489	$582	$547	$574	$30	5.2%	$1,675	$1,667	$8	0.5%

COMMON SHARE STATISTICS
Basic EPS	$0.73	$0.59	$0.70	$0.66	$0.69	$0.04	5.8%	$2.01	$2.00	$0.01	0.5%
Diluted EPS	$0.73	$0.58	$0.70	$0.65	$0.69	$0.04	5.8%	$2.01	$2.00	$0.01	0.5%
Dividend declared per share	$0.13	$—	$—	$—	$—	$0.13	NM	$0.13	$—	$0.13	NM
Common stock price	$28.00	$25.28	$28.66	$30.41	$31.30	$(3.30)	(10.5)%	$28.00	$31.30	$(3.30)	(10.5)%
Book value per share	$16.94	$16.45	$15.84	$15.12	$14.58	$2.36	16.2%	$16.94	$14.58	$2.36	16.2%
Tangible common equity per share(1)	$14.90	$14.46	$13.86	$13.14	$12.67	$2.23	17.6%	$14.90	$12.67	$2.23	17.6%

Beginning common shares outstanding	833.9	833.8	833.8	833.8	833.8	0.1	0.0%	833.8	833.8	—	—%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.1	0.1	—	—	—	0.1	NM	0.2	—	0.2	NM
Shares repurchased	(8.5)	—	—	—	—	(8.5)	NM	(8.5)	—	(8.5)	NM
Ending common shares outstanding	825.5	833.9	833.8	833.8	833.8	(8.3)	(1.0)%	825.5	833.8	(8.3)	(1.0)%

Weighted average common shares outstanding	828.4	833.9	833.8	833.8	833.8	(5.4)	(0.6)%	832.1	833.8	(1.7)	(0.2)%
Weighted average common shares outstanding (fully diluted)	830.6	836.2	835.5	835.8	835.8	(5.2)	(0.6)%	834.1	835.4	(1.3)	(0.2)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS(1)
(unaudited, $ in millions, except account data)
	Quarter Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	3Q'16 vs. 3Q'15		Sep 30, 2016	Sep 30, 2015	YTD'16 vs. YTD'15
PERFORMANCE METRICS
Return on assets(2)	2.8%	2.4%	2.8%	2.7%	2.9%		(0.1)%	2.7%	3.0%		(0.3)%
Return on equity(3)	17.4%	14.6%	18.1%	17.5%	19.2%		(1.8)%	16.7%	19.7%		(3.0)%
Return on tangible common equity(4)	19.8%	16.6%	20.8%	20.1%	22.0%		(2.2)%	19.1%	22.7%		(3.6)%
Net interest margin(5)	16.27%	15.86%	15.76%	15.73%	15.97%		0.30%	15.94%	15.81%		0.13%
Efficiency ratio(6)	30.6%	31.9%	30.4%	34.0%	34.2%		(3.6)%	31.0%	33.3%		(2.3)%
Other expense as a % of average loan receivables, including held for sale	4.92%	5.04%	4.82%	5.28%	5.35%		(0.43)%	4.92%	5.25%		(0.33)%
Effective income tax rate	37.3%	36.6%	37.3%	37.0%	37.5%		(0.2)%	37.1%	37.4%		(0.3)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.38%	4.49%	4.70%	4.23%	4.02%		0.36%	4.51%	4.37%		0.14%
30+ days past due as a % of period-end loan receivables(7)	4.26%	3.79%	3.85%	4.06%	4.02%		0.24%	4.26%	4.02%		0.24%
90+ days past due as a % of period-end loan receivables(7)	1.89%	1.67%	1.84%	1.86%	1.73%		0.16%	1.89%	1.73%		0.16%
Net charge-offs	$765	$747	$780	$697	$633	$132	20.9%	$2,292	$1,994	$298	14.9%
Loan receivables delinquent over 30 days(7)	$3,008	$2,585	$2,538	$2,772	$2,553	$455	17.8%	$3,008	$2,553	$455	17.8%
Loan receivables delinquent over 90 days(7)	$1,334	$1,143	$1,212	$1,273	$1,102	$232	21.1%	$1,334	$1,102	$232	21.1%

Allowance for loan losses (period-end)	$4,115	$3,894	$3,620	$3,497	$3,371	$744	22.1%	$4,115	$3,371	$744	22.1%
Allowance coverage ratio(8)	5.82%	5.70%	5.50%	5.12%	5.31%		0.51%	5.82%	5.31%		0.51%

BUSINESS METRICS
Purchase volume(9)	$31,615	$31,507	$26,977	$32,460	$29,206	$2,409	8.2%	$90,099	$81,155	$8,944	11.0%
Period-end loan receivables	$70,644	$68,282	$65,849	$68,290	$63,520	$7,124	11.2%	$70,644	$63,520	$7,124	11.2%
Credit cards	$67,858	$65,511	$63,309	$65,773	$60,920	$6,938	11.4%	$67,858	$60,920	$6,938	11.4%
Consumer installment loans	$1,361	$1,293	$1,184	$1,154	$1,171	$190	16.2%	$1,361	$1,171	$190	16.2%
Commercial credit products	$1,385	$1,389	$1,318	$1,323	$1,380	$5	0.4%	$1,385	$1,380	$5	0.4%
Other	$40	$89	$38	$40	$49	$(9)	(18.4)%	$40	$49	$(9)	(18.4)%
Average loan receivables, including held for sale	$69,525	$66,943	$66,705	$65,406	$62,504	$7,021	11.2%	$67,856	$60,946	$6,910	11.3%
Period-end active accounts (in thousands)(10)	66,781	66,491	64,689	68,314	62,831	3,950	6.3%	66,781	62,831	3,950	6.3%
Average active accounts (in thousands)(10)	66,639	65,531	66,134	64,892	62,247	4,392	7.1%	66,204	61,762	4,442	7.2%

LIQUIDITY
Liquid assets
Cash and equivalents	$13,588	$11,787	$12,500	$12,325	$12,271	$1,317	10.7%	$13,588	$12,271	$1,317	10.7%
Total liquid assets	$16,362	$13,956	$14,915	$14,836	$15,305	$1,057	6.9%	$16,362	$15,305	$1,057	6.9%
Undrawn facilities
Undrawn facilities	$7,150	$7,025	$7,325	$6,075	$6,550	$600	9.2%	$7,150	$6,550	$600	9.2%
Total liquid assets and undrawn facilities	$23,512	$20,981	$22,240	$20,911	$21,855	$1,657	7.6%	$23,512	$21,855	$1,657	7.6%
Liquid assets % of total assets	18.77%	16.94%	18.27%	17.66%	19.30%		(0.53)%	18.77%	19.30%		(0.53)%
Liquid assets including undrawn facilities % of total assets	26.98%	25.47%	27.24%	24.90%	27.56%		(0.58)%	26.98%	27.56%		(0.58)%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Return on assets represents net earnings as a percentage of average total assets.
(3) Return on equity represents net earnings as a percentage of average total equity.
(4) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(5) Net interest margin represents net interest income divided by average interest-earning assets.
(6) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(7) Based on customer statement-end balances extrapolated to the respective period-end date.
(8) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(9) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	3Q'16 vs. 3Q'15		Sep 30, 2016	Sep 30, 2015	YTD'16 vs. YTD'15
Interest income:
Interest and fees on loans	$3,771	$3,494	$3,498	$3,494	$3,379	$392	11.6%	$10,763	$9,685	$1,078	11.1%
Interest on investment securities	25	21	22	15	13	12	92.3%	68	34	34	100.0%
Total interest income	3,796	3,515	3,520	3,509	3,392	404	11.9%	10,831	9,719	1,112	11.4%

Interest expense:
Interest on deposits	188	179	172	165	159	29	18.2%	539	442	97	21.9%
Interest on borrowings of consolidated securitization entities	63	59	58	56	54	9	16.7%	180	159	21	13.2%
Interest on third-party debt	64	65	81	80	76	(12)	(15.8)%	210	229	(19)	(8.3)%
Interest on related party debt	—	—	—	—	—	—	—%	—	4	(4)	(100.0)%
Total interest expense	315	303	311	301	289	26	9.0%	929	834	95	11.4%

Net interest income	3,481	3,212	3,209	3,208	3,103	378	12.2%	9,902	8,885	1,017	11.4%

Retailer share arrangements	(757)	(664)	(670)	(734)	(723)	(34)	4.7%	(2,091)	(2,004)	(87)	4.3%
Net interest income, after retailer share arrangements	2,724	2,548	2,539	2,474	2,380	344	14.5%	7,811	6,881	930	13.5%

Provision for loan losses	986	1,021	903	823	702	284	40.5%	2,910	2,129	781	36.7%
Net interest income, after retailer share arrangements and provision for loan losses	1,738	1,527	1,636	1,651	1,678	60	3.6%	4,901	4,752	149	3.1%

Other income:
Interchange revenue	154	151	130	147	135	19	14.1%	435	358	77	21.5%
Debt cancellation fees	67	63	64	62	61	6	9.8%	194	187	7	3.7%
Loyalty programs	(145)	(135)	(110)	(125)	(122)	(23)	18.9%	(390)	(294)	(96)	32.7%
Other	8	4	8	3	10	(2)	(20.0)%	20	54	(34)	(63.0)%
Total other income	84	83	92	87	84	—	—%	259	305	(46)	(15.1)%

Other expense:
Employee costs	311	301	280	285	268	43	16.0%	892	757	135	17.8%
Professional fees	174	154	146	165	162	12	7.4%	474	480	(6)	(1.3)%
Marketing and business development	92	107	94	128	115	(23)	(20.0)%	293	305	(12)	(3.9)%
Information processing	87	81	82	83	77	10	13.0%	250	214	36	16.8%
Other	195	196	198	209	221	(26)	(11.8)%	589	638	(49)	(7.7)%
Total other expense	859	839	800	870	843	16	1.9%	2,498	2,394	104	4.3%

Earnings before provision for income taxes	963	771	928	868	919	44	4.8%	2,662	2,663	(1)	0.0%
Provision for income taxes	359	282	346	321	345	14	4.1%	987	996	(9)	(0.9)%
Net earnings attributable to common stockholders	$604	$489	$582	$547	$574	$30	5.2%	$1,675	$1,667	$8	0.5%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION(1)
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016 vs. Sep 30, 2015
Assets
Cash and equivalents	$13,588	$11,787	$12,500	$12,325	$12,271	$1,317	10.7%
Investment securities	3,356	2,723	2,949	3,142	3,596	(240)	(6.7)%
Loan receivables:
Unsecuritized loans held for investment	47,517	44,854	41,730	42,826	38,325	9,192	24.0%
Restricted loans of consolidated securitization entities	23,127	23,428	24,119	25,464	25,195	(2,068)	(8.2)%
Total loan receivables	70,644	68,282	65,849	68,290	63,520	7,124	11.2%
Less: Allowance for loan losses	(4,115)	(3,894)	(3,620)	(3,497)	(3,371)	(744)	22.1%
Loan receivables, net	66,529	64,388	62,229	64,793	60,149	6,380	10.6%
Goodwill	949	949	949	949	949	—	—%
Intangible assets, net	733	704	702	701	646	87	13.5%
Other assets	2,004	1,833	2,327	2,080	1,679	325	19.4%
Total assets	$87,159	$82,384	$81,656	$83,990	$79,290	$7,869	9.9%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$49,611	$46,220	$44,721	$43,215	$40,323	$9,288	23.0%
Non-interest-bearing deposit accounts	204	207	256	152	140	64	45.7%
Total deposits	49,815	46,427	44,977	43,367	40,463	9,352	23.1%
Borrowings:
Borrowings of consolidated securitization entities	12,411	12,236	12,423	13,589	13,624	(1,213)	(8.9)%
Bank term loan	—	—	1,494	4,133	4,630	(4,630)	(100.0)%
Senior unsecured notes	7,756	7,059	6,559	6,557	5,560	2,196	39.5%
Related party debt	—	—	—	—	—	—	—%
Total borrowings	20,167	19,295	20,476	24,279	23,814	(3,647)	(15.3)%
Accrued expenses and other liabilities	3,196	2,947	2,999	3,740	2,855	341	11.9%
Total liabilities	73,178	68,669	68,452	71,386	67,132	6,046	9.0%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,381	9,370	9,359	9,351	9,431	(50)	(0.5)%
Retained earnings	4,861	4,364	3,875	3,293	2,746	2,115	77.0%
Accumulated other comprehensive income:	(24)	(20)	(31)	(41)	(20)	(4)	20.0%
Treasury Stock	(238)	—	—	—	—	(238)	NM
Total equity	13,981	13,715	13,204	12,604	12,158	1,823	15.0%
Total liabilities and equity	$87,159	$82,384	$81,656	$83,990	$79,290	$7,869	9.9%

(1) In January 2016, we adopted ASU 2015-03, Interest–Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires the presentation of deferred issuance costs related to a recognized debt liability as a direct deduction from the carrying amount of the debt liability. Accordingly, we have reclassified issuance costs associated with our borrowings and certain brokered deposits, from other assets, and reflected as a reduction of borrowings and interest-bearing deposit accounts, as applicable, for each period presented to conform to the current period presentation. Related selected financial metrics included within this Financial Data Supplement have also been updated where applicable to reflect this reclassification.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN(1)
(unaudited, $ in millions)

	Quarter Ended
	September 30, 2016			June 30, 2016			March 31, 2016			December 31, 2015			September 30, 2015
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,574	$16	0.51%	$11,692	$14	0.48%	$12,185	$16	0.53%	$12,070	$9	0.30%	$11,059	$7	0.25%
Securities available for sale	3,018	9	1.19%	2,805	7	1.00%	2,995	6	0.81%	3,445	6	0.69%	3,534	6	0.67%

Loan receivables:
Credit cards, including held for sale	66,746	3,705	22.08%	64,269	3,432	21.48%	64,194	3,436	21.53%	62,834	3,432	21.67%	59,890	3,315	21.96%
Consumer installment loans	1,331	31	9.27%	1,235	28	9.12%	1,159	27	9.37%	1,163	26	8.87%	1,160	27	9.23%
Commercial credit products	1,390	35	10.02%	1,373	33	9.67%	1,313	35	10.72%	1,361	36	10.49%	1,400	36	10.20%
Other	58	—	—%	66	1	NM	39	—	—%	48	—	—%	54	1	NM
Total loan receivables, including held for sale	69,525	3,771	21.58%	66,943	3,494	20.99%	66,705	3,498	21.09%	65,406	3,494	21.19%	62,504	3,379	21.45%
Total interest-earning assets	85,117	3,796	17.74%	81,440	3,515	17.36%	81,885	3,520	17.29%	80,921	3,509	17.20%	77,097	3,392	17.46%

Non-interest-earning assets:
Cash and due from banks	641			774			1,277			1,268			1,216
Allowance for loan losses	(3,977)			(3,729)			(3,583)			(3,440)			(3,341)
Other assets	3,240			3,209			3,256			3,133			2,869
Total non-interest-earning assets	(96)			254			950			961			744

Total assets	$85,021			$81,694			$82,835			$81,882			$77,841

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$47,926	$188	1.56%	$45,490	$179	1.58%	$44,101	$172	1.57%	$42,079	$165	1.56%	$39,048	$159	1.62%
Borrowings of consolidated securitization entities	12,369	63	2.03%	12,291	59	1.93%	12,950	58	1.80%	13,550	56	1.64%	13,715	54	1.56%
Bank term loan(2)	—	—	—%	374	7	7.53%	2,565	24	3.76%	4,507	28	2.46%	4,878	29	2.36%
Senior unsecured notes	7,408	64	3.44%	6,809	58	3.43%	6,558	57	3.50%	5,810	52	3.55%	5,312	47	3.51%
Related party debt	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%
Total interest-bearing liabilities	67,703	315	1.85%	64,964	303	1.88%	66,174	311	1.89%	65,946	301	1.81%	62,953	289	1.82%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	203			217			226			147			149
Other liabilities	3,314			3,046			3,534			3,396			2,859
Total non-interest-bearing liabilities	3,517			3,263			3,760			3,543			3,008

Total liabilities	71,220			68,227			69,934			69,489			65,961

Equity
Total equity	13,801			13,467			12,901			12,393			11,880

Total liabilities and equity	$85,021			$81,694			$82,835			$81,882			$77,841
Net interest income		$3,481			$3,212			$3,209			$3,208			$3,103

Interest rate spread(3)			15.89%			15.48%			15.40%			15.39%			15.64%
Net interest margin(4)			16.27%			15.86%			15.76%			15.73%			15.97%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Average interest rate on liabilities calculated above utilizes monthly average balances. The effective interest rates for the Bank term loan for the quarters ended June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015 were 2.51%, 2.47%, 2.26%, and 2.23%, respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(3) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(4) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN(1)
(unaudited, $ in millions)

	Nine Months Ended September 30, 2016			Nine Months Ended September 30, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,172	$46	0.50%	$11,144	$19	0.23%
Securities available for sale	2,960	22	0.99%	3,066	15	0.65%

Loan receivables:
Credit cards, including held for sale	65,201	10,573	21.66%	58,442	9,500	21.73%
Consumer installment loans	1,242	86	9.25%	1,107	78	9.42%
Commercial credit products	1,360	103	10.12%	1,361	106	10.41%
Other	53	1	NM	36	1	NM
Total loan receivables, including held for sale	67,856	10,763	21.19%	60,946	9,685	21.25%
Total interest-earning assets	82,988	10,831	17.43%	75,156	9,719	17.29%

Non-interest-earning assets:
Cash and due from banks	942			782
Allowance for loan losses	(3,764)			(3,304)
Other assets	3,250			2,759
Total non-interest-earning assets	428			237

Total assets	$83,416			$75,393

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$45,913	$539	1.57%	$36,677	$442	1.61%
Borrowings of consolidated securitization entities	12,578	180	1.91%	13,952	159	1.52%
Bank term loan(2)	1,026	31	4.04%	5,625	108	2.57%
Senior unsecured notes	6,948	179	3.44%	4,667	121	3.47%
Related party debt	—	—	—%	163	4	3.28%
Total interest-bearing liabilities	66,465	929	1.87%	61,084	834	1.83%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	212			153
Other liabilities	3,363			2,846
Total non-interest-bearing liabilities	3,575			2,999

Total liabilities	70,040			64,083

Equity
Total equity	13,376			11,310

Total liabilities and equity	$83,416			$75,393
Net interest income		$9,902			$8,885

Interest rate spread(3)			15.56%			15.46%
Net interest margin(4)			15.94%			15.81%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Average interest rate on liabilities calculated above utilizes monthly average balances. The effective interest rates for the Bank term loan for the 9 months ended September 30, 2016 and September 30, 2015 were 2.48% and 2.22%, respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(3) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(4) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS(1)
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Sep 30, 2016 vs. Sep 30, 2015
BALANCE SHEET STATISTICS
Total common equity	$13,981	$13,715	$13,204	$12,604	$12,158	$1,823	15.0%
Total common equity as a % of total assets	16.04%	16.65%	16.17%	15.01%	15.33%		0.71%

Tangible assets	$85,477	$80,731	$80,005	$82,340	$77,695	$7,782	10.0%
Tangible common equity(2)	$12,299	$12,062	$11,553	$10,954	$10,563	$1,736	16.4%
Tangible common equity as a % of tangible assets(2)	14.39%	14.94%	14.44%	13.30%	13.60%		0.79%
Tangible common equity per share(2)	$14.90	$14.46	$13.86	$13.14	$12.67	$2.23	17.6%

REGULATORY CAPITAL RATIOS(3)
	Basel III Transition
Total risk-based capital ratio(4)	19.5%	19.8%	19.4%	18.1%	18.8%
Tier 1 risk-based capital ratio(5)	18.2%	18.5%	18.1%	16.8%	17.5%
Tier 1 leverage ratio(6)	15.3%	15.6%	14.8%	14.4%	14.6%
Common equity Tier 1 capital ratio(7)	18.2%	18.5%	18.1%	16.8%	17.5%

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio(7)	17.9%	18.0%	17.5%	15.9%	16.7%

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(3) Regulatory capital metrics at September 30, 2016 are preliminary and therefore subject to change. As a new savings and loan holding company, the Company historically has not been required by regulators to disclose capital ratios prior to December 31, 2015, and therefore these ratios are non-GAAP measures. See Reconciliation of Non-GAAP Measures and Calculation of Regulatory Measures for components of capital ratio calculations.

(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.
(7) Common equity Tier 1 capital ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated under Basel III rules. Common equity Tier 1 capital ratio (fully phased-in) is a preliminary estimate reflecting management’s interpretation of the final Basel III rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	3Q'16 vs. 3Q'15		Sep 30, 2016	Sep 30, 2015	YTD'16 vs. YTD'15
RETAIL CARD
Purchase volume(1)(2)	$25,285	$25,411	$21,550	$26,768	$23,560	$1,725	7.3%	$72,246	$65,422	$6,824	10.4%
Period-end loan receivables	$48,010	$46,705	$45,113	$47,412	$43,432	$4,578	10.5%	$48,010	$43,432	$4,578	10.5%
Average loan receivables, including held for sale	$47,420	$45,861	$45,900	$44,958	$42,933	$4,487	10.5%	$46,491	$41,853	$4,638	11.1%
Average active accounts (in thousands)(2)(3)	52,959	52,314	52,969	52,038	49,953	3,006	6.0%	52,834	49,671	3,163	6.4%

Interest and fees on loans(2)	$2,790	$2,585	$2,614	$2,594	$2,508	$282	11.2%	$7,989	$7,180	$809	11.3%
Other income(2)	$70	$69	$79	$76	$70	$—	—%	$218	$263	$(45)	(17.1)%
Retailer share arrangements(2)	$(752)	$(656)	$(661)	$(723)	$(708)	$(44)	6.2%	$(2,069)	$(1,965)	$(104)	5.3%

PAYMENT SOLUTIONS
Purchase volume(1)	$4,152	$3,903	$3,392	$3,714	$3,635	$517	14.2%	$11,447	$9,954	$1,493	15.0%
Period-end loan receivables	$14,798	$13,997	$13,420	$13,543	$12,933	$1,865	14.4%	$14,798	$12,933	$1,865	14.4%
Average loan receivables	$14,391	$13,644	$13,482	$13,192	$12,523	$1,868	14.9%	$13,865	$12,183	$1,682	13.8%
Average active accounts (in thousands)(3)	8,461	8,153	8,134	7,896	7,468	993	13.3%	8,261	7,335	926	12.6%

Interest and fees on loans	$505	$467	$457	$462	$442	$63	14.3%	$1,429	$1,257	$172	13.7%
Other income	$3	$3	$4	$3	$5	$(2)	(40.0)%	$10	$14	$(4)	(28.6)%
Retailer share arrangements	$(3)	$(7)	$(7)	$(10)	$(13)	$10	(76.9)%	$(17)	$(35)	$18	(51.4)%

CARECREDIT
Purchase volume(1)	$2,178	$2,193	$2,035	$1,978	$2,011	$167	8.3%	$6,406	$5,779	$627	10.8%
Period-end loan receivables	$7,836	$7,580	$7,316	$7,335	$7,155	$681	9.5%	$7,836	$7,155	$681	9.5%
Average loan receivables	$7,714	$7,438	$7,323	$7,256	$7,048	$666	9.4%	$7,500	$6,910	$590	8.5%
Average active accounts (in thousands)(3)	5,219	5,064	5,031	4,958	4,826	393	8.1%	5,109	4,756	353	7.4%

Interest and fees on loans	$476	$442	$427	$438	$429	$47	11.0%	$1,345	$1,248	$97	7.8%
Other income	$11	$11	$9	$8	$9	$2	22.2%	$31	$28	$3	10.7%
Retailer share arrangements	$(2)	$(1)	$(2)	$(1)	$(2)	$—	—%	$(5)	$(4)	$(1)	25.0%

TOTAL SYF
Purchase volume(1)(2)	$31,615	$31,507	$26,977	$32,460	$29,206	$2,409	8.2%	$90,099	$81,155	$8,944	11.0%
Period-end loan receivables	$70,644	$68,282	$65,849	$68,290	$63,520	$7,124	11.2%	$70,644	$63,520	$7,124	11.2%
Average loan receivables, including held for sale	$69,525	$66,943	$66,705	$65,406	$62,504	$7,021	11.2%	$67,856	$60,946	$6,910	11.3%
Average active accounts (in thousands)(2)(3)	66,639	65,531	66,134	64,892	62,247	4,392	7.1%	66,204	61,762	4,442	7.2%

Interest and fees on loans(2)	$3,771	$3,494	$3,498	$3,494	$3,379	$392	11.6%	$10,763	$9,685	$1,078	11.1%
Other income(2)	$84	$83	$92	$87	$84	$—	—%	$259	$305	$(46)	(15.1)%
Retailer share arrangements(2)	$(757)	$(664)	$(670)	$(734)	$(723)	$(34)	4.7%	$(2,091)	$(2,004)	$(87)	4.3%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)(2)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015
COMMON EQUITY MEASURES
GAAP Total common equity	$13,981	$13,715	$13,204	$12,604	$12,158
Less: Goodwill	(949)	(949)	(949)	(949)	(949)
Less: Intangible assets, net	(733)	(704)	(702)	(701)	(646)
Tangible common equity	$12,299	$12,062	$11,553	$10,954	$10,563

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	299	282	281	280	291
Basel III - Common equity Tier 1 (fully phased-in)	$12,598	$12,344	$11,834	$11,234	$10,854
Adjustment related to capital components during transition	273	266	265	399	375
Basel III - Common equity Tier 1 (transition)	$12,871	$12,610	$12,099	$11,633	11,229

RISK-BASED CAPITAL
Common equity Tier 1	$12,871	$12,610	$12,099	$11,633	$11,229
Add: Allowance for loan losses includible in risk-based capital	923	890	869	898	833
Risk-based capital	$13,794	$13,500	$12,968	$12,531	$12,062

ASSET MEASURES
Total average assets	$85,021	$81,694	$82,835	$81,882	$77,841
Adjustments for:
Disallowed goodwill and other disallowed intangible assets, net of related deferred tax liabilities	(1,117)	(1,113)	(1,117)	(991)	(931)
Other	—	—	—	—	104
Total assets for leverage purposes	$83,904	$80,581	$81,718	$80,891	$77,014

Risk-weighted assets - Basel III (fully phased-in)(3)	$70,448	$68,462	$67,697	$70,493	$65,125
Risk-weighted assets - Basel III (transition)(3)	$70,660	$68,188	$66,689	69,224	64,090

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$16.94	$16.45	$15.84	$15.12	$14.58
Less: Goodwill	(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Less: Intangible assets, net	(0.90)	(0.85)	(0.84)	(0.84)	(0.77)
Tangible common equity per share	$14.90	$14.46	$13.86	$13.14	$12.67

(1) Certain balance sheet amounts and related metrics have been updated to reflect the adoption of ASU 2015-03. More detail on this update is in footnote (1) on the Statements of Financial Position.
(2) Regulatory measures at September 30, 2016 are presented on an estimated basis.
(3) Key differences between Basel III transitional rules and fully phased-in Basel III rules in the calculation of risk-weighted assets include, but not limited to, risk weighting of deferred tax assets and adjustments for certain intangible assets.